November 9, 2021Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. Q3 2021 Financial Results Presentation

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. This presentation contains certain statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding SRAC’s, Momentus’ or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to the factors, risks and uncertainties included under the “Risk Factors” in the Proxy Statement/Prospectus filed by the Company on July 23, 2021, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The technology underlying our anticipated service offerings is still in the process of being developed, and has not been fully tested or validated in space. Our ability to execute on our business plan is dependent on the successful development and commercialization of our technologies. Development of space technologies is extremely complex, time consuming, and expensive, and there can be no assurance that our predicted theoretical and ground-based results will translate into operational space vehicles that operate within the parameters we expect, or at all. Our first launch with customers is currently anticipated to occur as early as June 2022, subject to receipt of licenses and government approvals, and successful completion of our current efforts to get the system ready for flight. Prior planned launches were cancelled due to not receiving required licenses and other governmental approvals and other factors, and we can offer no assurances that our first launch will occur in June 2022 or that we will ever receive the required licenses and other governmental approvals.

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. • Signed National Security Agreement (NSA) with the U.S. government to alleviate concerns about our co-founders and repurchased all of the co-founders’ equity at a big discount to market value. • Added key defense and security experience to the executive leadership team and reconstituted the Board of Directors for effective public company governance. • Under new leadership, made meaningful progress toward NSA implementation. • Settled all outstanding claims with SEC Enforcement. • Completed business combination with Stable Road, bolstering liquidity to fund next phase of business plan. • Completed the initial assembly and initial system-level functional testing of Vigoride 3 and drafted a plan to address anomalies uncovered by these tests. Remediation and planned rework of some components are ongoing, and the vehicle will soon enter system-level thermal vacuum testing. • Completed performance testing of latest-generation thruster with life testing now underway. • On October 20, we signed a Launch Services Agreement that reserves space for Vigoride on SpaceX’s Transporter 5 mission, which is targeted for June 20221. 1. While securing space on the manifest is an important step, our plan to launch in June remains subject to the receipt of licenses and other government approvals, and successful completion of our current efforts to get the system ready for flight.

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. • ACHIEVING OUR VISION REQUIRES A CLEAR OBJECTIVE WITH SPECIFIC ACTIONS. • Objective: Continuously advance our technology to become an industry leader providing the transportation and in-space infrastructure services for the burgeoning new space economy. Elements 1. Focus resources to get to market as soon as possible: Bring expendable Vigoride to market rapidly with features and reliability that we know our customers want. 2. Expand services and achieve re-usability to reduce costs: Bring online a reusable version of Vigoride that we expect will be able to effectively and economically support demand for payload hosting and in-orbit servicing. 3. Scale up from Vigoride and broaden service offerings and capabilities: Complete development of new vehicles (e.g., Ardoride) to support missions beyond LEO like lunar missions with much larger payloads. 4. Advance our technology: Continue to innovate and advance our technology so we can deliver our services in the most reliable, economical and accessible way. 5. Attract, develop, and retain a highly skilled and motivated workforce: Key to building and maintaining a competitive advantage.

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. WITH SIGNIFICANT SPACE & DEFENSE EXPERIENCE

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. • • ‒ – hub and spoke model for space transport, providing last mile delivery in partnership with key launch providers. ‒ – services that significantly decrease the cost of developing, launching and maintaining satellites. ‒ – maintaining, repairing and refueling satellites in orbit. • with potential to significantly reduce costs. • Founded in 2017 in Santa Clara, California. 1. Backlog is presented as of September 30, 2021 and includes firm as well as optionable contracts. In general, customers have the right to cancel their contracts with the understanding that they will forgo their deposits and other payments.

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2021. o entus Inc. Not Export Controlled. Any use, repr duction, or istrib tion without the express consent of Mome tus is strictly prohibited. Momentus plans to make access to space significantly more affordable by combining rideshare launch with low-cost last mile delivery. Arriving in space atop large reusable rockets like the Falcon 9, our transfer vehicles are being designed to carry customers' satellites to very specific, custom orbits. Our vehicles will initially be expendable, but we are also developing a reusable version that is more economical. 4) Transfer vehicle deorbits or refuels and returns to initial orbit for reuse. ROCKET: FALCON-9, NEW GLENN, ETC. MOMENTUS TRANSFER VEHICLE CUSTOMERS' SATELLITES 3) Transfer vehicle delivers satellites to custom, final orbits 2) Transfer vehicle carrying satellites separates from the rocket 1) Rocket carries transfer vehicle with satellites to the initial orbit

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2021. o entus Inc. Not Export Controlled. Any use, repr duction, or istrib tion without the express consent of Mome tus is strictly prohibited. Rideshare on large rocket and travel last mile with Vigoride transfer vehicle Rideshare to initial orbit and transfer with own propulsion system to final orbit Dedicated small rocket launch to final orbit Price estimates for small satellites ++ +

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 0 500 1,000 1,500 2018 2020 2022 2024 Smallsat to LEO TAM, ($M) $40B 2018 $30B $20B $10B 0 Source: Stratistics SPACE TRANSPORTATION MARKET 2020 2022 2024 2026 9 Source: Northern Sky Research

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited.

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2021. o entus Inc. Not Export Controlled. Any use, repr duction, or istrib tion without the express consent of Mome tus is strictly prohibited. HOSTED PAYLOAD MOMENTUS TRANSFER VEHICLE Our transfer vehicles are being designed to move customers' payloads to a specific orbit and stay connected to provide continual power, orbit keeping, orientation and communication for the mission duration.

Copyright 2020. Momentus Inc. Proprietary & Confidential. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. If you are not the intended recipient, please immediately delete this document and any associated communications. Copyright 2021. o entus Inc. Not Export Controlled. Any use, repr duction, or istrib tion without the express consent of Mome tus is strictly prohibited. Next-generation Momentus reusable vehicles are being designed to perform proximity maneuvers, docking and refueling, and equipped with robotic arms. They are anticipated to be well-suited for a wide range of in-orbit services. Re-positioning Life Extension Refueling & Repairing Deorbiting

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. C0DR PDR CDR Unit Qual Sys Pre-Env TVAC Vibe Sys Post- Env Cust. Int. LV Int. Launch Complete Complete Complete Complete Nov. 15 In Process

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. SRAC Sponsor 6% SRAC public stockholders 16% PIPE (excluding sponsor) 11% Existing Momentus holders 67% 1. Includes 55.9m Momentus rollover shares, 9.5m PIPE shares, 1.5m sponsor co-investment shares, 3.2m SPAC sponsor shares (2.6m founder shares and 0.6m private placement units) and 13.7m SPAC investors’ shares. Sources Liquidation of SRAC trust $137.3M PIPE Equity $110.0M Total sources $247.3M Uses Cash to balance sheet $174.7M Repurchase of co-founders’ shares $40.0M Transaction-related expenses $32.6M Total uses $247.3M

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. • Non-restricted cash and cash equivalents of approximately $178 million as of September 30, 2021. • Gross debt of approximately $26.5M, consisting of a loan and note outstanding. • Revenue totaled $200 thousand, generated from deposit forfeiture upon cancellation of a contract for customer convenience. • Cost of sales was a credit of approximately $184 thousand, related to the reversal of historical contract loss provisions. • Gross profit was approximately $384 thousand. • Loss before tax and net loss were approximately $5.6 million. • Adjusted EBITDA was negative $15.1 million. • Adjusted EBITDA excludes stock-based compensation expense, non-recurring costs related to the Stable Road transaction and certain legal matters, and net mark-to-market gains and losses on warrant and SAFE note liabilities. • Refer to appendix for reconciliation with equivalent GAAP quantities.

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 16

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 18 2021 2020 2021 2020 Service revenue $ 200 $ - $ 330 $ - Cost of revenue (184) - (135) - Gross margin 384 - 465 - Operating expenses: Research and development expenses 9,047 5,377 39,747 13,758 Selling, general and administrative expenses 12,057 4,056 35,802 7,478 Total operating expenses 21,104 9,433 75,549 21,236 Loss from operations (20,721) (9,433) (75,084) (21,236) Other income (expense): Decrease (increase) in fair value of SAFE notes 26,924 (99,107) 209,291 (102,695) Decrease (increase) in fair value of warrants (2,712) (1,324) 9,826 (1,317) Interest income 0 1 2 7 Interest expense (4,328) (67) (8,685) (145) SEC settlement - - (7,000) - Other income (expense) (4,778) (993) (4,965) (942) Total other income (expense) 15,107 (101,489) 198,469 (105,093) Income (loss) before income taxes (5,614) (110,923) 123,385 (126,329) Income tax provision - - 1 1 Net income ( loss) $ (5,614) $ (110,923) $ 123,384 $ (126,329) Net income ( loss) per share, basic $ (0.09) $ (1.77) $ 2.06 $ (1.97) Net income ( loss) per share, fully diluted $ (0.09) $ (1.77) $ 1.92 $ (1.97) Weighted average shares outstanding, basic 60,589,566 62,722,340 59,873,199 64,244,006 Weighted average shares outstanding, fully diluted 60,589,566 62,722,340 64,232,537 64,244,006 Three Months Ended September 30, Nine Months Ended September 30,

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 19 September 30, 2021 Decembter 31, 2020 (unaudited) ASSETS Current assets: Cash and cash equivalents $ 178,059 $ 23,005 Restricted cash, current 820 100 Prepaids and other current assets 10,408 4,508 Total current assets 189,287 27,613 Property, machinery and equipment, net 4,786 2,321 Intangible assets, net 344 305 Operating right-of-use asset 7,846 316 Deferred offering costs - 2,610 Restricted cash, non-current 313 415 Other non-current assets 3,065 2,740 Total assets $ 205,640 $ 36,320 September 30, 2021 Decembter 31, 2020 (unaudited) LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT) Accounts payable $ 4,755 $ 1,863 Accrued expenses 6,733 3,064 Loan payable, current 17,613 - Contract liabilities, current - 1,914 Operating lease liability, current 1,146 254 Other current liabilities 5,066 220 Total current liabilities 35,313 7,314 Contract liabilities, non-current 1,554 711 Warrant liability 33,254 3,206 SAFE notes - 314,440 Operating lease liability, non-current 7,565 72 Other non-current liabilities 437 49 Total liabilities 78,122 325,792 Shareholders’ equity (deficit): Common stock 1 1 Additional paid-in capital 333,471 39,866 Accumulated deficit (205,954) (329,338) Total shareholders’ deficit 127,518 (289,472) Total Liabilities and Shareholders’ Deficit $ 205,640 $ 36,320

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. 20 2021 2020 Cash flows from operating activities: Net income (loss) $ 123,384 $ (126,329) Adjustments to reconcile net income (loss) to net cash used in operating activities: - - Depreciation and amortization 768 419 Amortization of debt discount and issuance costs 6,935 34 Increase in fair value of warrants (9,826) 1,317 Increase in fair value of SAFE notes (209,291) 102,695 Impairment of prepaid launch costs 9,450 - Stock-based compensation expense 11,187 1,642 Changes in operating assets and liabilities: - - Prepaids and other current assets (15,350) (4,873) Other non-current assets (2,908) 360 Accounts payable 4,357 865 Accrued expenses 4,546 1,061 Other current liabilities 4,829 61 Contract liabilities (1,071) 1,681 Lease liability and right of use asset 856 0 Other non-current liabilities 5 - Net cash used in operating activities (72,129) (21,068) Nine Months Ended September 30, 2021 2020 Cash flows from investing activities: Purchase of property, machinery and equipment (2,835) (1,245) Purchases of intangible assets (16) (99) Net cash used in investing activities (2,852) (1,345) Cash flows from financing activities: Proceeds from issuance of SAFE notes 30,853 44,650 Proceeds from issuance of loan payable 25,000 2,458 Proceeds from exercise of stock options 278 61 Payment of notes payable - (1,015) Payment of debt issuance costs (144) (37) Payment of warrant issuance costs (31) (1) Payment for share repurchase (40,000) - Proceeds from PIPE 110,000 - Proceeds from issuance of common stock upon Merger 137,282 - Payments for transaction costs (32,585) - Net cash provided by financing activities 230,653 46,116 Increase in cash and cash equivalents 155,672 23,704 Cash and cash equivalents, beginning of period 23,520 13,002 Cash and cash equivalents, end of period $ 179,191 $ 36,706 Nine Months Ended September 30,

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. ▪ SAFE note fair value increases (decreases) are related to mark to market estimates. ▪ Warrant fair value increases (decreases) are related to mark to market estimates.

Copyright 2021. Momentus Inc. Not Export Controlled. Any use, reproduction, or distribution without the express consent of Momentus is strictly prohibited. ▪ Prepaid launch deposit impairment charge relates to the forfeiture of deposits paid to SpaceX for 2021 launch services.